CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Philip R. McLoughlin, Chairman of Phoenix-Oakhurst Income & Growth Fund (the "Registrant"), certify that:

         1.     The Form N-CSR  of the  Registrant (the "Report") fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities  Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    July 6, 2004            /s/ Philip R. McLoughlin
     -----------------------     -----------------------------------------
                                 Philip R. McLoughlin, Chairman
                                 (principal executive officer)


I, Nancy G. Curtiss, Treasurer of Phoenix-Oakhurst Income & Growth Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of   Section 13(a)  or  15(d)  of  the
                Securities  Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    July 6, 2004            /s/ Nancy G. Curtiss
     -----------------------     -----------------------------------------
                                 Nancy G. Curtiss, Treasurer
                                 (principal financial officer)